RETIREMENT RESERVES
SUPPLEMENT TO THE PROSPECTUS
APRIL 30, 2001

Effective May 1, 2001, The Universal Institutional Funds, Inc. Global Equity Portfolio has changed its name to Global Value Equity Portfolio.

Empire Fidelity Investments Life Insurance Company is planning to offer the following seven new sector Portfolios in each of their products in 2001. The seven new Subaccounts will all be in Variable Insurance Products Fund IV. The seven new Portfolios are VIP Consumer Industries Portfolio, VIP Cyclical Industries Portfolio, VIP Financial Services, VIP Healthcare Portfolio, VIP Natural Resources Portfolio, VIP Technology, and VIP Telecommunications & Utilities Growth.

The following information revises similar information found in the "Investment Options" section on page i.

You may direct your money to one or more of thirty-five Subaccounts of the Empire Fidelity Investments Variable Annuity Account A (the "Variable Account"). You may also direct part or all of your money to a fixed-rate investment option funded through our general account (the "Guaranteed Account"). The variable Subaccounts invest in the mutual fund portfolios ("Portfolios") of Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, and Variable Insurance Products Fund IV (the "Fidelity Funds"). Fidelity Management & Research Company ("FMR") manages the Fidelity Funds.

The following information revises similar information found in the "Glossary" section on page iii.

Funds - Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV, and Other Funds available in the Contract.

The following information supplements similar information found in the "Investment Options" section on page 1.

  Seven Subaccounts invest in shares of one of the mutual fund portfolios of Fidelity Variable Insurance Products Fund IV. The Variable Insurance Products Fund IV currently offers Consumer Industries Portfolio, Cyclical Industries Portfolio, Financial Portfolio, Health Care Portfolio, Natural Resources Portfolio, Technology Portfolio and Telecommunications & Utilities Growth Portfolio.

The following information revises similar information found in the "Fee Table" section on page 4 and the "Examples" section on page 6.

PORTFOLIO ANNUAL EXPENSES

(as a percentage of Portfolio average net assets)

	Management Fees	Other Expenses	Total Annual Expenses (before reimbursement)
FidelityA
Asset Manager	0.53%	0.08%	0.61%
Money Market	0.27%	0.08%	0.35%
Investment Grade Bond	0.43%	0.11%	0.54%
High Income	0.58%	0.10%	0.68%
Equity-Income	0.48%	0.08%	0.56%
Index 500	0.24%	0.09%	0.33%B
Growth	0.57%	0.08%	0.65%
Overseas	0.72%	0.17%	0.89%
Asset Manager: Growth	0.58%	0.11%	0.69%
Contrafund	0.57%	0.09%	0.66%
Growth Opportunities	0.58%	0.10%	0.68%
Balanced	0.43%	0.15%	0.58%
Growth & Income	0.48%	0.10%	0.58%
Mid Cap	0.57%	0.17%	0.74%
Consumer Industries	0.58%	4.82%	5.40%*
Cyclical Industries	0.58%	2.57%	3.15%*
Financial Services	0.58%	0.45%	1.03%*
Health Care	0.58%	0.31%	0.89%*
Natural Resources	0.58%	1.12%	1.70%*
Technology	0.58%	0.21%	0.79%*

EVA-01-04 July 13, 2001
1.745940.104

	Management Fees	Other Expenses	Total Annual Expenses (before reimbursement)
Telecommunications & Utilities Growth	0.58%	0.43%	1.01%*
Morgan Stanley Asset Management
Emerging Markets Debt	0.80%	0.81%	1.61%C
Emerging Markets Equity	1.25%	0.71%	1.96%C
Global Value Equity	0.80%	0.63%	1.43%C
International Magnum	0.80%	0.68%	1.48%C
PBHG
Select 20	0.85%	0.17%	1.02%D
Growth II	0.85%	0.20%	1.05%D
Select Value	0.65%	0.32%	0.97%D
Small Cap Value	0.99%	0.22%	1.21%D
Technology & Communications	0.85%	0.19%	1.04%D
Strong
Mid Cap Growth Fund II	1.00%	0.16%	1.16%E
Opportunity Fund II	1.00%	0.18%	1.18%E
Credit Suisse
International Equity	1.00%	0.31%	1.31%F
Global Post-Venture Capital	1.25%	0.28%	1.53%F
Small Company Growth	0.90%	0.23%	1.13%F

* Certain Portfolios impose a 1.00% short-term redemption fee for interests held in the corresponding Subaccountant for less than 60 days. For more details about the fee, please see "Certain Portfolios Impose a Short-Term Redemption Fee" on page 23.

A A portion of the brokerage commissions that certain Fidelity Funds pay was used to reduce Fund expenses. In addition, certain Fidelity Funds, or FMR on behalf of certain Funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of Fund expenses. With these reductions, the total operating expenses presented in the table would have been 0.55% for Equity-Income Portfolio, 0.64% for Growth Portfolio, 0.87% for Overseas Portfolio, 0.71% for Asset Manager Portfolio, 0.63% for Contrafund Portfolio, 0.68% for Asset Manager: Growth Portfolio, 0.66% for Growth Opportunities Portfolio, 0.56% for Balanced Portfolio, 0.57% for Growth and Income Portfolio, and 0.69% for Mid Cap Portfolio.

B FMR agreed to reimburse a portion of Index 500 Portfolio's expenses during the period. With this reimbursement, the Fund's management fee, other expenses, and total expenses would have been 0.24%, 0.04% and 0.28%, respectively.

C Morgan Stanley Asset Management, with respect to the Portfolios, has voluntarily agreed to waive receipt of its management fees and agreed to reimburse certain expenses of the Portfolio. Morgan Stanley Asset Management may terminate this voluntary waiver and reimbursement at any time at its sole discretion. With waivers and reimbursements, "Management Fee," "Other Expenses" and "Total Annual Expenses," respectively, would be as follows: Emerging Markets Debt Portfolio (0.59%, 0.81%, 1.40%); Emerging Markets Equity Portfolio (1.09%, 0.71%, 1.80%); Global Value Equity Portfolio (0.52%, 0.63%, 1.15%); International Magnum Portfolio (0.50%, 0.68%, 1.18%).

D Pilgrim Baxter & Associates, Ltd. (the "Adviser") has voluntarily agreed to waive or limit its Advisory Fees or assume Other Expenses in an amount that operates to limit Total Operating Expenses of the Portfolios to not more than 1.05% of the average daily net assets of the Growth II Portfolio, 1.20% of the Small Cap Value Portfolio, 1.04% of Technology & Communications Portfolio, 1.02% of Select 20 Portfolio and 0.97% of Select Value Portfolio, through December 31, 2000. In addition, in connection with Old Mutual plc's acquisition of the Adviser's parent company, Old Mutual and the Adviser have agreed to maintain these limits until December 31, 2002. Total Annual Expenses include, but are not limited to, expenses such as investment advisory fees, transfer agent fees and legal fees. Such fee waiver/expense reimbursement arrangements may be modified or terminated at any time after December 31, 2001. With such fee waivers/expense reimbursements the Advisory Fees and estimated Total Operating Expenses for the Small Cap Value Portfolio would be 1.00% and 1.20%. In any fiscal year in which a Portfolio's assets are greater than $75 million and its total annual expenses are less than the foregoing limit, the Portfolio's Board may elect to reimburse the Adviser for any fees it waived or assumed during the previous two fiscal years provided that such reimbursement can be achieved within that limit.

E Strong Capital Management, Inc., the Investment Adviser, has voluntarily agreed to cap the total operating expenses of the Mid Cap Growth Fund II and Opportunity Fund II at 1.20% and 1.10%, respectively. The Adviser has no current intention to, but may in the future, discontinue or modify any waiver of fees or absorption of expenses at its discretion with appropriate notification to its shareholders. Management Fees, Other Expenses, and Total Annual Expenses for Opportunity II and Mid Cap Growth Fund II are calculated on an annualized basis from the beginning of the fiscal year through the current quarter end. The advisor for Mid Cap Growth Fund II is absorbing expenses of 0.01%. With these absorptions the expense ratio would have been 1.15%. The adviser for Opportunity Fund II is absorbing expenses of 0.07%. With these absorptions, the expense ratio would have been 1.11%.

F Management Fees, Other Expenses and Total Annual Expenses for the International Equity, Global Post-Venture Capital and Small Company Growth Portfolios are based on actual expenses for the fiscal year ended December 31, 2000, net any fee waivers or expense reimbursements. With such waivers or reimbursements, Management Fees equaled 1.00%, 1.14%, and 0.90%; Other Expenses equaled 0.29%, 0.26% and 0.21%; and Total Annual Expenses equaled 1.29%, 1.40% and 1.11% for the International Equity, Global Post-Venture Capital, and Small Company Growth Portfolios, respectively. Fee waivers and expense reimbursements or credits may be discontinued at any time.

EXAMPLES

If you assume that Contract Owner expenses are as shown above, and that each Portfolio's annual return is 5% annually and its operating expenses are just as described above, then for every $1,000 of purchase payments, here's how much you would have paid in total expenses.

RETIREMENT RESERVES Expenses paid on a $1,000 investment, assuming a 5% annual return
	One Year	Three Years	Five Years	Ten Years
Fidelity
Asset Manager	$ 14	$ 45	$ 78	$ 170
Money Market	$ 12	$ 37	$ 64	$ 141
Investment Grade Bond	$ 14	$ 43	$ 74	$ 162
High Income	$ 15	$ 47	$ 81	$ 178
Equity-Income	$ 14	$ 43	$ 75	$ 165
Growth	$ 15	$ 46	$ 80	$ 175
Overseas	$ 17	$ 54	$ 92	$ 201
Index 500	$ 12	$ 36	$ 63	$ 139
Asset Manager: Growth	$ 15	$ 47	$ 82	$ 179
Contrafund	$ 15	$ 46	$ 80	$ 176
Growth Opportunities	$ 15	$ 47	$ 81	$ 178
Balanced	$ 14	$ 44	$ 76	$ 167
Growth & Income	$ 14	$ 44	$ 76	$ 167
Mid Cap	$ 16	$ 49	$ 84	$ 185
Consumer Industries	$ 62	$ 183	$ 301	$ 585
Cyclical Industries	$ 40	$ 121	$ 203	$ 417
Financial Services	$ 19	$ 58	$ 100	$ 216
Health Care	$ 17	$ 54	$ 92	$ 201
Natural Resources	$ 25	$ 78	$ 134	$ 285
Technology	$ 16	$ 50	$ 87	$ 190
Telecommunications & Utilities Growth	$ 18	$ 57	$ 99	$ 214
Morgan Stanley
Emerging Market Debt	$ 25	$ 75	$ 129	$ 276
Emerging Market Equity	$ 28	$ 86	$ 146	$ 310
Global Value Equity	$ 23	$ 70	$ 120	$ 257
International Magnum	$23	$ 72	$ 123	$ 263
PBHG
Growth II	$ 19	$ 58	$ 101	$ 218
Select Value	$ 18	$ 56	$ 96	$ 209
Select 20	$ 19	$ 58	$ 99	$ 215
Small Cap Value	$ 21	$ 63	$ 109	$ 235
Technology & Comm.	$ 19	$ 58	$ 100	$ 217
Strong
Mid Cap Growth II	$ 20	$ 62	$ 106	$ 230
Opportunity II	$ 20	$ 62	$ 107	$ 232
Credit Suisse Warburg Pincus
International Equity	$ 22	$ 66	$ 114	$ 245
Global Post-Venture Capital	$ 24	$ 73	$ 125	$ 268
Small Company Growth	$ 20	$ 61	$ 105	$ 226

The following information revises similar information found in the "The Variable Account" section on page 7.

There are currently thirty-five Subaccounts in the Variable Account. Five Subaccounts invest exclusively in shares of a specific portfolio of Fidelity Variable Insurance Products Fund. Five Subaccounts invest exclusively in shares of a specific portfolio of Fidelity Variable Insurance Products Fund II. Four Subaccounts invest exclusively in shares of a specific portfolio of Fidelity Variable Insurance Products Fund III. Seven Subaccounts invest exclusively in shares of a specific portfolio of Fidelity Variable Insurance Products Fund IV. The other 14 available Investment Options are offered by four different mutual fund investment advisers.

The following information revises similar information found in the "The Funds" section on page 7.

Fidelity:

The Fidelity Funds are Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, and Variable Insurance Products Fund IV. Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III are open-end, diversified management investment companies organized by FMR and each is the type of investment company commonly known as a series mutual fund. Variable Insurance Products Fund IV is also a series mutual fund, but six of its seven Portfolios are non-diversified; only its Financial Services Portfolio is diversified.

The investment objectives of the Portfolios of Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, and Variable Insurance Products Fund IV are described below. There is of course no assurance that any Portfolio will meet its investment objective.

The following information supplements similar information found in the "The Funds" section beginning on page 7.

Consumer Industries Portfolio of Variable Insurance Products Fund IV seeks capital appreciation.

Principal Investment Strategies:

  Investing primarily in common stocks.
  Investing at least 80% of assets in securities of companies principally engaged in the manufacture and distribution of goods and services to consumers both domestically and internationally.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition, industry position, and market and economic conditions to select investments.

Investor profile: The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in specific industries. This fund is considered non-diversified and could incur significantly greater risk than a diversified fund.

The performance history will be available for the Portfolio after the Portfolio has been in operation for one calendar year.

Cyclical Industries Portfolio of Variable Insurance Products Fund IV seeks capital appreciation.

Principal Investment Strategies:

  Investing primarily in common stocks.
  Investing at least 80% of assets in securities of companies principally engaged in the research, development, manufacture, distribution, supply, or sale of materials, equipment, products, or services related to cyclical industries.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition, industry position, and market and economic conditions to select investments.

Investor profile: The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in specific industries. This fund is considered non-diversified and could incur significantly greater risk than a diversified fund.

The performance history will be available for the Portfolio after the Portfolio has been in operation for one calendar year.

Financial Services Portfolio of Variable Insurance Products Fund IV seeks capital appreciation.

Principal Investment Strategies:

  Investing primarily in common stocks.
  Investing at least 80% of assets in securities of companies engaged in providing financial services to consumers and industry.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition, industry position, and market and economic conditions to select investments.

Investor profile: The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in specific industries.

The performance history will be available for the Portfolio after the Portfolio has been in operation for one calendar year.

Health Care Portfolio of Variable Insurance Products Fund IV seeks capital appreciation.

Principal Investment Strategies:

  Investing primarily in common stocks.
  Investing at least 80% of assets in securities of companies principally engaged in design, manufacture, or sale of products or services used for or in connection with health care or medicine.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition, industry position, and market and economic conditions to select investments.

Investor profile: The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in specific industries. This fund is considered non-diversified and could incur significantly greater risk than a diversified fund.

The performance history will be available for the Portfolio after the Portfolio has been in operation for one calendar year.

Natural Resources Portfolio of Variable Insurance Products Fund IV seeks capital appreciation.

Principal Investment Strategies:

  Investing primarily in common stocks and certain precious metals.
  Investing primarily in companies that own or develop natural resources, or supply goods and services to such companies.
  Investing at least 80% of assets in securities of companies principally engaged in owning or developing natural resources, or supplying goods and services to such companies, and in precious metals.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition, industry position, and market and economic conditions to select investments.

Investor profile: The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in specific industries. This fund is considered non-diversified and could incur significantly greater risk than a diversified fund.

The performance history will be available for the Portfolio after the Portfolio has been in operation for one calendar year.

Technology Portfolio of Variable Insurance Products IV seeks capital appreciation.

Principal Investment Strategies:

  Investing primarily in common stocks.
  Investing at least 80% of assets in securities of companies principally engaged in offering, using, or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition, industry position, and market and economic conditions to select investments.

Investor profile: The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in specific industries. This fund is considered non-diversified and could incur significantly greater risk than a diversified fund.

The performance history will be available for the Portfolio after the Portfolio has been in operation for one calendar year.

Telecommunications & Utilities Growth Portfolio of Variable Insurance Products Fund IV seeks capital appreciation.

Principal Investment Strategies:

  Investing primarily in common stocks.
  Investing at least 80% of assets in securities of companies principally engaged in the utilities industry and companies deriving a majority of their revenues from their utility operations.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition, industry position, and market and economic conditions to select investments.

Investor profile: The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in specific industries. This fund is considered non-diversified and could incur significantly greater risk than a diversified fund.

The performance history will be available for the Portfolio after the Portfolio has been in operation for one calendar year.

The following information supplements the first paragraph found in the "Trading Among Variable Subaccounts" section beginning on page 19.

You may currently exchange amounts among the variable Subaccounts before the Annuity Date as often as you wish without charge. However, excessive exchange activity can disrupt portfolio management strategy and increase portfolio expenses, which are borne by all Contract Owners participating in the portfolio regardless of their exchange activity. Therefore, we reserve the right to limit the number of exchanges permitted, but not to fewer than six per Contract Year. Empire Fidelity Investments Life also reserves the right to charge no more than $15 for each exchange in excess of six per Contract Year. Currently there is no such charge. In addition, we may impose a fee in connection with exchanges from certain Subaccounts. For further information, please see "Certain Portfolios Impose A Short Term Redemption Fee" on page 23.

The following information supplements similar information found after the "The Charges" section beginning on page 22.

CERTAIN PORTFOLIOS IMPOSE A SHORT TERM REDEMPTION FEE

Seven Subaccounts invest in Portfolios that impose a short-term redemption fee. Any short-term redemption fees that you pay are retained by the Portfolio, not by FILI, and are part of the Portfolio's assets. The seven Portfolios that impose this fee are: Consumer Industries Portfolio, Cyclical Industries Portfolio, Financial Services Portfolio, Health Care Portfolio, Natural Resources Portfolio, Technology Portfolio and Telecommunications & Utilities Growth Portfolio.

An Owner (or a person who succeeds to the Owner's rights after the owner's death) who chooses to redeem an interest in a Subaccount that invests in a Portfolio that charges a redemption fee will be subject to a 1.00% fund short-term trading fee if and to the extent that the interest in the Subaccount has been held for less than 60 days. For this purpose, interests held longest will be treated as being redeemed first and interests held shortest as being redeemed last.

Redemption from a particular Subaccount occurs when you withdraw money from your Contract from that Subaccount or transfer from that Subaccount to another Subaccount. The fee will apply to all redemptions you request. The fee applies both to one time transactions and to periodic transactions.

Here are two examples to help you understand the application of the fee.

Example 1: On Day One, you purchase 100 units of a Subaccount that invests in a Portfolio that imposes the redemption fee. On Day 58, you redeem 50 units from the Subaccount. The value of those 50 units at the time of redemption is $500.

The fee applies to the entire amount redeemed. The fee is $5 (1% of $500).

Example 2: On Day One, you purchase 100 units of a Subaccount that invests in a Portfolio that imposes the redemption fee. On Day 50, you purchase an additional 50 units of the same Subaccount. On Day 65, you redeem 125 units of that Subaccount at $10 each.

The first step is to determine which units are redeemed. Using the first in, first out rule, all 100 units purchased on Day One are redeemed, and 25 of the 50 units purchased on Day 50 are redeemed. The 100 units purchased on Day One are not subject to the redemption fee because they have been held for 60 days or longer, but the 25 units purchased on Day 50 are subject to the fee because they have been held for less than 60 days. The value of the units subject to the redemption fee is $250 (25 units at $10 per unit). The redemption fee is $2.50 (1% of $250).

The following information supplements similar information found in the "Automatic Rebalancing" section beginning on page 30.

Please note that Automatic Rebalancing may result in a short-term redemption fee imposed by certain Portfolios. This will happen if a Purchase Payment is made less than 60 days prior to an Automatic Rebalancing. For more details about this fee, including a list of the Portfolios that impose it, please see "Certain Portfolios Impose A Short Term Redemption Fee" on page 23.